 As filed with the Securities and Exchange Commission on February 2, 1999

                                       Securities Act Registration No. 333-00203
                               Investment Company Act Registration No. 811-07491
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                         PRE-EFFECTIVE AMENDMENT NO.                        [_]


                      POST-EFFECTIVE AMENDMENT NO. 5                        [X]

                                    AND/OR

                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]


                             AMENDMENT NO. 6                                [X]

                       (Check appropriate box or boxes)

                                 ------------

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973)367-7525

                        MARGUERITE E.H. MORRISON, ESQ.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER
               THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                         [_] immediately upon filing pursuant to paragraph (b)

                         [_] on (date) pursuant to paragraph (b)

                         [X] 60 days after filing pursuant to paragraph (a)(1)

                         [_] on (date) pursuant to paragraph (a)(1)

                         [_] 75 days after filing pursuant to paragraph (a)(2)

                         [_] on (date) pursuant to paragraph (a)(2) of Rule
                         485.

                         If appropriate, check the following box:

                         [_] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered. . . . Shares of common stock, $.001 par value per share.
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


     FUND TYPE:
     _________________________________
     Stock and Bond

     INVESTMENT OBJECTIVE:
     _________________________________
     Capital appreciation


     Prudential Distressed
     Securities Fund, Inc.

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PROSPECTUS: FEBRUARY 4, 1999

As with all mutual funds, the
Securities and Exchange
Commission has not approved
the Fund's shares, nor has the
SEC determined that this
prospectus is complete or
accurate. It is a criminal
offense to state otherwise.

                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

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   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary

 1   Investment Objective and Principal Strategies
 1   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses

 6   How the Fund Invests

 6   Investment Objective and Policies
 7   Other Investments
 9   Derivative Strategies
 10  Additional Strategies
 11  Investment Risks

 15  How the Fund is Managed

 15  Manager
 15  Investment Adviser
 15  Portfolio Managers
 15  Distributor
 16  Year 2000 Readiness Disclosure

 17  Fund Distributions and Tax Issues

 17  Distributions
 18  Tax Issues
 19  If You Sell or Exchange Your Shares

 21  How to Buy, Sell and Exchange Shares of the Fund

 21  How to Buy Shares
 28  How to Sell Your Shares
 32  How to Exchange Your Shares

 34  Financial Highlights

 34  Class A Shares
 35  Class B Shares
 36  Class C Shares

 37  The Prudential Mutual Fund Family

     For More Information (Back Cover)

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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL DISTRESSED SECURITIES FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. We normally invest at least 65% of the Fund's total assets in the debt and equity securities of financially troubled companies and in equity securities of operationally troubled companies. We consider selling a security if it has increased in value to the point where we no longer consider it to be undervalued. We also may use short sales, where we sell a security we don't own when we expect it will decline in value. We can buy foreign securities, trade claims and loan participations and assignments. We also may use derivatives. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Our investment in the securities of financially and operationally troubled companies may result in large losses and/or share price volatility. Since the Fund invests in equities and debt, there is the risk that the price of a particular security we own could go down. In addition, the value of the equity markets or a sector of them could go down. Stock markets are volatile.

   The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of debt obligations fails to pay the Fund interest or principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more

--------------------------------------------------------------------------------

WE INVEST IN . . .
Financially troubled companies are in weak financial condition or bankrupt. Operationally troubled companies may have poor operating results and are undervalued or out of favor in comparison to their long-term potential for growth and income.

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                                                                        1

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   Risk/Return Summary
--------------------------------------------------------------------------------

likely its value will decline. The Fund may invest more than 35% of its net assets in high yield debt securities--also known as "junk" bonds--which have a higher risk of default and tend to be less liquid. In addition, the Fund may actively and frequently trade its portfolio securities.
   The Fund may be subject to litigation risk or be unable to dispose of an investment because it may get involved in bankruptcy proceedings, reorganizations and financial restructurings.
   Since the Fund invests in foreign securities, there are additional risks. Foreign markets are often more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance.

   Some of our investment strategies--such as using derivatives, leverage and short sales--also involve risk. The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC]  (800) 225-1852

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   Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart and table show the Fund's performance since it began. They demonstrate the risks of investing in the Fund and how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS/1/ (CLASS A SHARES)
--------------------------------------------------------------------------------

1996

1997                                             33.18%

1998                                            -15.39%

BEST QUARTER: 14.40% (3rd quarter of 1997) WORST QUARTER: -19.79% (3rd quarter of 1998)

1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver or expense reimbursement, the annual returns would have been lower, too.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)
--------------------------------------------------------------------------------

                               1 YR          SINCE INCEPTION
  Class A shares             (19.62)%   .54% (since 3-26-96)
  Class B shares             (21.11)%   .58% (since 3-26-96)
  Class C shares             (17.94)%  1.28% (since 3-26-96)
  Lehman High Yield Bond/2/    1.60 %  8.56% (since 3-26-96)
  S&P 500/3/                  28.60 % 28.69% (since 3-26-96)
  Lipper Average/4/           19.99 % 15.07% (since 3-26-96)

1 The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver or expense reimbursement, the average annual returns would have been lower.

2 The Lehman Brothers High Yield Bond Index is a weighted index of corporate securities with one or more years to maturity that are publicly issued, rated below investment grade and have $50 million or more outstanding. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

3 The Standard & Poor's 500 Stock Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges.
  Source: Lipper Inc.

4 The Lipper Average is based on the average return of all mutual funds in the Lipper Capital Appreciation Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

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                                                                        3

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

This table shows the sales charges, fees and expenses for each share class of the Fund being offered--Class A, B and C. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are not currently being offered. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                             CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on          5%       None         1%
  purchases (as a percentage of offering
  price)
  Maximum deferred sales charge (load)          None         5%/2/      1%/3/
  (as a percentage of the lower of original
  purchase price or sale proceeds)
  Maximum sales charge (load) imposed on        None       None       None
  reinvested dividends and other
  distributions
  Redemption fees                               None       None       None
  Exchange fee                                  None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------
                                             CLASS A    CLASS B    CLASS C
  Management fees                               .75%       .75%       .75%
  + Distribution and service (12b-1) fees       .30%/4/   1.00%      1.00%
  + Other expenses                             2.94%      2.94%      2.94%
  = Total annual Fund operating expenses       3.99%      4.69%      4.69%
  - Fee waiver or expense reimbursement        2.69%      2.69%      2.69%
  = NET EXPENSES                               1.30%/5/   2.00%/5/   2.00%/5/

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice.

5 For the fiscal year ending November 30, 1999, PIFM has agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed 1.30%, 2.00% and 2.00% of the average net assets for Class A, Class B and Class C shares, respectively.


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      (800) 225-1852
                                                                       [GRAPHIC]

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   Risk/Return Summary
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EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not take into consideration the Manager's agreement to subsidize expenses beyond the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $621 $1,406 $2,208 $4,287
  Class B shares  $703 $1,472 $2,247 $4,389
  Class C shares  $401 $1,260 $2,226 $4,666

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $621 $1,406 $2,208 $4,287
  Class B shares  $203 $1,172 $2,147 $4,389
  Class C shares  $301 $1,260 $2,226 $4,666

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                                                                        5

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 65% of our total assets in the DEBT and EQUITY SECURITIES of financially troubled companies and in equity securities of operationally troubled companies. This means that we focus on companies that we think will react positively to changing economic conditions or where we think managements will act to overcome adversity, such as restructuring business operations.

   We buy debt and equity securities of companies of every size--small, medium and large capitalization. The Fund invests in a wide variety of debt and equity securities. The Fund may invest in equity-related securities, including convertible securities, convertible and non- convertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, and securities--like American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank (or a foreign branch of a U.S. bank).


   The Fund will invest in debt obligations. Issuers use bonds and other debt obligations to borrow money from investors. The issuer pays a fixed or variable rate of interest to the investor and must repay the amount borrowed at maturity. Troubled investments may not pay interest or even principal at maturity. We can invest in corporate, non-corporate or municipal obligations and also in convertible securities, zero coupon bonds, pay in kind securities and deferred payment securities. We can also invest in defaulted securities (obligations rated D by S&P or C by Moody's) and low quality securities which are speculative, including high-yield or junk bonds (obligations rated below BBB by S&P or Baa by Moody's). We may

--------------------------------------------------------------------------------
WE USE A CONTRARIAN APPROACH
To achieve our investment strategy, we generally take a strong contrarian approach to investing. In other words, we usually buy securities that are out of favor and that many other investors are selling, and we attempt to invest in companies and industries before other investors recognize their true value. Using these guidelines, we focus on long-term performance, not short-term gain.

--------------------------------------------------------------------------------


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

also invest in obligations that are not rated, but that we believe are of comparable quality to these obligations. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.

   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS

We may also make the following investments to try to increase the Fund's returns or protect its assets if market conditions warrant.

TRADE CLAIMS
The Fund may invest in trade claims which are a right of payment due from obligations of a bankrupt or troubled company. Trade claims typically are bought and sold at a discount based on the expected timing and extent of recovery.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans (secured or unsecured) made to financially troubled companies by banks, insurance companies and government institutions. The Fund may invest in a portion of a loan (Participations) and assignments of all or a portion of loans (Assignments). The Participations and Assignments are high-yield, non-convertible corporate debt of varying maturities. With Participations, the Fund has the right to receive payments of principal, interest and fees, which it is due from the lender conditioned upon the lender's receipt of payment from the borrower. With Assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the lenders'.

MUNICIPAL SECURITIES
The Fund may invest in municipal bonds, including general obligation and revenue bonds, issued by states, municipalities, local governments and their

--------------------------------------------------------------------------------

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   How the Fund Invests
--------------------------------------------------------------------------------

agencies and authorities. It may also invest in municipal lease obligations, where interest and principal are payable out of lease payments made by the party leasing the facilities financed by the issue, and in municipal notes, including tax, revenue and bond anticipation notes, which are issued to obtain funds for various public purposes.

FOREIGN SECURITIES

We may invest up to 30% of the Fund's total assets in money market instruments, fixed-income securities, stock and other equity-related securities of foreign issuers, including those in developing countries, denominated in U.S. dollars or foreign currencies. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS

Under normal circumstances, the Fund may invest up to 35% of its total assets in MONEY MARKET INSTRUMENTS, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations issued or guaranteed by the U.S. government or its agencies. The Fund also may temporarily hold these instruments and U.S. Treasury securities until it invests the proceeds from new sales of Fund shares or to meet ordinary daily cash needs. Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks. The Fund may invest in commercial paper of financially or operationally troubled companies.

SHORT SALES
The Fund may use short sales, where it sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold.


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 PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC] (800) 225-1852

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   How the Fund Invests
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TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

DERIVATIVE STRATEGIES

We may use alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS

The Fund may purchase and sell put and call options on securities, financial indices and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt or equity securities. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS; FOREIGN CURRENCY FORWARD CONTRACTS
The Fund may purchase and sell financial futures contracts and related options on debt and equity securities, including U.S. government securities,

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                                                                        9

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   How the Fund Invests
--------------------------------------------------------------------------------

financial indices and foreign currencies. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.


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  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC] (800) 225-1852

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   How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices. This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 DEBT OBLIGATIONS     . The Fund's            . Regular interest
                        holdings, share         income
 Percentage varies      price, yield and      . Generally more
                        total return may        secure than
                        fluctuate in            stocks since
                        response to bond        companies must
                        market movements        pay their debts
                      . Credit risk--the        before they pay
                        default of an           dividends
                        issuer would          . Most bonds rise
                        leave the Fund          in value when
                        with unpaid             interest rates
                        interest or             fall
                        principal. The        . Junk bonds offer
                        lower a bond's          higher yields
                        quality, the            and higher
                        higher its              potential gains
                        potential
                        volatility
                      . Market risk--the
                        risk that the
                        market value of
                        an investment may
                        move up or down,
                        sometimes rapidly
                        or unpredictably.
                        Market risk may
                        affect an
                        industry, a
                        sector or the
                        market as a whole
                      . Interest rate
                        risk--the value
                        of most bonds
                        will fall when
                        interest rates
                        rise. The longer
                        a bond's maturity
                        and the lower its
                        credit quality,
                        the more its
                        value typically
                        falls. It can
                        lead to price
                        volatility
                      . Junk bonds have a
                        higher risk of
                        default, tend to
                        be less liquid
                        and may be more
                        difficult to
                        value

--------------------------------------------------------------------------------

 TROUBLED HOLDINGS    . Contractual           . Significant
                        obligations where       capital
 At least 65%           the amount paid         appreciation and
                        and timing are          current income
                        less predictable
                        than other less
                        speculative
                        holdings

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                                                                        11

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   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)

 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

                      . During an
                        economic downturn
                        or recession,
                        these holdings
                        are more likely
                        to decline in
                        value than other
                        contractual
                        obligations

                      . See Debt
                        obligations and
                        Equity securities

--------------------------------------------------------------------------------
 EQUITY SECURITIES    . Individual stocks     . Historically,
                        could lose value        stocks have
                                                outperformed
                                                other
                                                investments over
                                                the long term
 Percentage varies    . The equity
                        markets could go
                        down, resulting       . Generally,
                        in a decline in         economic growth
                        value of the            means higher
                        Fund's                  corporate
                        investments             profits, which
                      . Changes in              leads to an
                        economic or             increase in
                        political               stock prices,
                        conditions, both        known as capital
                        domestic and            appreciation
                        international,
                        may result in a
                        decline in value
                        of the Fund's
                        investments

--------------------------------------------------------------------------------

 TRADE CLAIMS         . See credit risk       . A trade claim is
                        and market risk         priced at a
                        above                   discount and may
                                                appreciate
                                                significantly
 Percentage varies    . The amount of the
                        claim may be
                        disputed by the
                        obligor
                      . Volatile pricing
                        due to a less
                        liquid market
                        with a small
                        number of buyers
                        and brokers
                      . Gains may not
                        qualify under the
                        Internal Revenue
                        Code

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------
 LOAN                 . See credit risk       . A source of
 PARTICIPATIONS         and market risk         income
 AND ASSIGNMENTS        above
 Percentage varies    . The Fund is also      . May offer right
                        subject to credit       to receive
                        risk of the             principal,
                        lender                  interest and
                      . No right to             fees without as
                        enforce                 much risk as a
                        compliance by the       lender
                        borrower in a
                        loan
                        participation
--------------------------------------------------------------------------------
 MUNICIPAL            . See credit risk,      . Regular interest
 SECURITIES             market risk and         income
 Percentage varies      interest rate         . Most municipal
                        risk above              securities rise
                      . Revenue bonds are       in value when
                        payable only from       interest rates
                        the revenue of          fall
                        the designated
                        source

                      . With municipal
                        lease
                        obligations,
                        municipality may
                        not appropriate
                        funds for lease
                        payments

                      . May be subject to
                        political or
                        natural event
                        risks
 -------------------------------------------------------------------------------
 FOREIGN              . Foreign markets,      . Investors can
 SECURITIES             economies and           participate in
 Up to 30%              political systems       the growth of
                        may not be as           foreign markets
                        stable as in the        and companies
                        U.S.,                   operating in
                        particularly            those markets
                        those in
                        developing            . Changing values
                        countries               of foreign
                      . Currency risk--         currencies
                        changing values       . Opportunities
                        of foreign              for
                        currencies              diversification

                      . May be less
                        liquid than U.S.
                        stocks and bonds

                      . Differences in
                        foreign laws,
                        accounting
                        standards and
                        public
                        information,
                        custody and
                        settlement
                        practices

                      . Year 2000
                        conversion may be
                        more of a problem
                        for some foreign
                        issuers

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS              POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------
 DERIVATIVES          . Derivatives such      . The Fund could
                        as futures,             make money and
                        options and             protect against
                        foreign currency        losses if the
                        forward contracts       investment
                        may not fully           analysis proves
                        offset the              correct
                        underlying
                        positions and         . Derivatives that
                        this could result       involve leverage
                        in losses to the        could generate
                        Fund that would         substantial
                        not have                gains at low
                        otherwise               cost
                        occurred
                                              . One way to
 Percentage varies    . Derivatives used        manage the
                        for risk                Fund's
                        management may          risk/return
                        not have the            balance is to
                        intended effects        lock in the
                        and may result in       value of an
                        losses or missed        investment ahead
                        opportunities           of time


                      . The other party
                        to a derivatives
                        contract could
                        default

                      . Derivatives that
                        involve leverage
                        could magnify
                        losses

                      . Certain types of
                        derivatives
                        involve costs to
                        the Fund that can
                        reduce returns

--------------------------------------------------------------------------------

 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value                attractive yield
                        precisely               or potential for
                                                growth than more
 Up to 15% of net     . May be difficult        widely traded
 assets                 to sell at the          securities
                        time or price
                        desired

--------------------------------------------------------------------------------

 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital             Fund's assets
                        appreciation

 Up to 100% on a      . See credit risk
 temporary basis        and market risk


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended November 30, 1998, the Fund paid PIFM management fees of .75% of the Fund's average net assets.

   As of December 31, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $70.5 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGERS

GEORGE EDWARDS, a Managing Director of Prudential Investments, and PAUL PRICE, CFA, Vice President of Prudential Investments, are co-managers of the Fund. Mr. Edwards has managed the Fund since its inception in 1996 and has been employed at Prudential since 1985. Mr. Edwards has day-to-day responsibility to the high yield desk. Mr. Price has managed the Fund since 1998 and has been employed at Prudential since 1987 as an investment professional.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B and C shares and provides certain shareholder support services. The Fund pays distribution

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

and other fees to PIMS as compensation for its services for the Class A, B and C shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.


--------------------------------------------------------------------------------

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.        [GRAPHIC](800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.
  Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
  The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
Because of the Fund's emphasis on financially and operationally troubled issuers and its investment policies, the Fund is unlikely to receive dividend income on its portfolio securities. The Fund distributes DIVIDENDS of any net investment income to shareholders, typically annually. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

  The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
  For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

  Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to


--------------------------------------------------------------------------------

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Mutual Funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

               Capital Gain
           +$  (taxes owed)
Receipts       or
from Sale
           -$  Capital Loss
               (offset against gain)

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset cert ain capital gains you have.
  Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

  Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange-- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


--------------------------------------------------------------------------------

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC] (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

  To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B and Class C shares of the Fund. When offered, Class Z shares will be available only to a limited group of investors.

  Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

  When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                              CLASS A          CLASS B         CLASS C
  Minimum purchase            $10,000          $10,000         $10,000
  amount/1/
  Minimum amount for          $100             $100            $100
  subsequent purchases/1/
  Maximum initial             5% of the public None            1% of the public
  sales charge                offering price                   offering price
  Contingent Deferred         None             If Sold During: 1% on sales
   Sales Charge                                Year 1       5% made within
   (CDSC)/2/                                   Year 2       4% 18 months of
                                               Year 3       3% purchase/2/
                                               Year 4       2%
                                               Years 5/6  1%
                                               Year 7       0%
  Annual distribution and     .30 of 1%        1%              1%
  service (12b-1) fees shown  (.25 of 1%
  as a percentage of average  currently)
  net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $ . For more information, see "Additional Shareholder Services-- Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares.


--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares.

  To satisfy the purchase amounts above, you can:
  . invest with an eligible group of related investors;
  . buy the Class A shares of two or more Prudential Mutual Funds at the same time;

  . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
  . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes a Benefit Plan is a pension, profit-sharing

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

  Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and
  . Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying


--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC] (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investments of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

  . purchase your shares through an account at Prudential Securities,

  . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

  . purchase your shares through another broker.

  This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

  In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares and up to 2% of the purchase price for Class C shares from their own resources.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
  When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

  We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC]  (800) 225-1852


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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
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WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for Class B shares). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC

ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
  When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC

ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

  If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or if you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions

  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

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                                                                        29
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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

  Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
  Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to the amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
  The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan


--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC]  (800) 225-1852

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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).

Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B or Class C shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
  If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC]  (800) 225-1852


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--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

  Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

  If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

  Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the two years ended November 30, 1998 were audited by PricewaterhouseCoopers LLP, and the financial highlights for the period ended November 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 11-30)
-----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                    1998/5/ 1997/5/  1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD                $15.19  $11.85   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/2/                               .87     .49      .25
  Net realized and unrealized gain (loss) on
   investment transactions                            (2.69)    3.23    (.90)
  TOTAL FROM INVESTMENT OPERATIONS                    (1.82)    3.72    (.65)
-----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (1.39)   (.38)      --
  Distributions in excess of net investment income     (.24)
  Distributions from net realized gains                (.17)     --       --
                                                    -------- ------  --------
  TOTAL DISTRIBUTIONS                                 (1.80)   (.38)      --
                                                    -------- ------  --------
  NET ASSET VALUE, END OF PERIOD                      $11.57  $15.19   $11.85
  TOTAL RETURN/3/                                   (13.19)%  32.35%  (5.20)%
-----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                              1998    1997  1996/1/
  NET ASSETS, END OF PERIOD (000)                     $2,629  $1,976   $3,404
  Average net assets (000)                            $2,783  $2,167   $4,391
  RATIOS TO AVERAGE NET ASSETS:/2/
  Expenses, including distribution fees                1.25%   2.04% 2.76%/4/
  Expenses, excluding distribution fees                1.00%   1.79% 2.51%/4/
  Net investment income                                5.80%   3.73% 2.37%/4/
  Portfolio turnover                                    188%    175%      61%

--------------------------------------------------------------------------------
1 Information shown is for the period 3-26-96, when Class A shares were first offered, through 11-30-96.
2 Net of expense reimbursement.
3 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
4 Annualized.
5 Calculated based upon weighted average shares outstanding during the year.


--------------------------------------------------------------------------------

     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS B SHARES

The financial highlights for the two years ended November 30, 1998 were audited by PricewaterhouseCoopers LLP, and the financial highlights for the period ended November 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS B SHARES (FISCAL YEARS ENDED 11-30)
-----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                       1998 1997/5/  1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD                $15.16  $11.79   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/2/                               .76     .39      .16
  Net realized and unrealized gain (loss) on
  investment transactions                             (2.69)    3.24    (.87)
  TOTAL FROM INVESTMENT OPERATIONS                    (1.93)    3.63    (.71)
-----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (1.27)   (.26)       --
  Distributions in excess of net investment income     (.21)
  Distributions from net realized gains                (.17)      --       --
                                                    -------- ------  --------
  TOTAL DISTRIBUTIONS                                 (1.65)   (.26)       --
                                                    -------- ------  --------
  NET ASSET VALUE, END OF PERIOD                      $11.58  $15.16   $11.79
  TOTAL RETURN/3/                                   (13.90)%  31.44%  (5.68)%
-----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                              1998    1997  1996/1/
  NET ASSETS, END OF PERIOD (000)                     $3,477  $5,029   $5,387
  Average net assets (000)                            $4,862  $4,860   $6,650
  RATIOS TO AVERAGE NET ASSETS/2/:
  Expenses, including distribution fees                2.00%   2.79% 3.51%/4/
  Expenses, excluding distribution fees                1.00%   1.79% 2.51%/4/
  Net investment income                                5.05%   2.98% 1.59%/4/
  Portfolio turnover                                    188%    175%      61%

--------------------------------------------------------------------------------
1 Information shown is for the period 3-26-96, when Class B shares were first offered, through 11-30-96.
2 Net of expense reimbursement.
3 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
4 Annualized.
5 Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights for the two years ended November 30, 1998 were audited by PricewaterhouseCoopers LLP, and the financial highlights for the period ended November 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS ENDED 11-30)
---------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE              1998/5/ 1997/5/  1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD          $15.16  $11.79   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/2/                         .75     .39      .16
  Net realized and unrealized gain (loss) on
  investment transactions                       (2.69)    3.24    (.87)
  TOTAL FROM INVESTMENT OPERATIONS              (1.94)    3.63    (.71)
---------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (1.27)   (.26)       --
  Distributions in excess of net investment
  income                                         (.21)
  Distributions from net realized gains          (.17)      --       --
                                              -------- ------  --------
  TOTAL DISTRIBUTIONS                           (1.65)   (.26)       --
                                              -------- ------  --------
  NET ASSET VALUE, END OF PERIOD                $11.57  $15.16   $11.79
  TOTAL RETURN/3/                             (13.90)%  31.44%  (5.68)%
---------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                        1998    1997  1996/1/
  NET ASSETS, END OF PERIOD (000)                 $853    $831   $1,485
  Average net assets (000)                      $1,011  $1,100   $1,678
  RATIOS TO AVERAGE NET ASSETS:/2/
  Expenses, including distribution fees          2.00%   2.79% 3.51%/4/
  Expenses, excluding distribution fees          1.00%   1.79% 2.51%/4/
  Net investment income                          5.05%   2.98% 1.71%/4/
  Portfolio turnover                              188%    175%      61%

--------------------------------------------------------------------------------
1 Information shown is for the period 3-26-96, when Class C shares were first offered, through 11-30-96.
2 Net of expense reimbursement.
3 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
4 Annualized.
5 Calculated based upon weighted average shares outstanding during the year.


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     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.    [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.
STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund
GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series


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     PRUDENTIAL EQUITY INCOME FUND                   [GRAPHIC] (800) 225-1852


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    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
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Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
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Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
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Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC

 (For hours of operation, call (800) SEC-0330)

Via the Internet:
http://www.sec.gov
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CUSIP Numbers:
Class A: 743966-10-3
Class B: 743966-20-2
Class C: 743966-30-1

Investment Company Act File No:
811-07491

  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF171A

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

        Statement of Additional Information dated February 4, 1999

  Prudential Distressed Securities Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long term potential for growth and income (operationally troubled issuers). These issuers may be experiencing poor operating results. The Fund may engage in various derivative transactions, including the purchase and sale of put and call options on securities, stock indices and foreign currencies, the purchase and sale of foreign currency exchange contracts and transactions involving futures contracts and related options to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 4, 1999, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-25
Management of the Fund.................................................... B-26
Control Persons and Principal Holders of Securities....................... B-30
Investment Advisory and Other Services.................................... B-30
Brokerage Allocation and Other Practices.................................. B-35
Capital Shares, Other Securities and Organization......................... B-36
Purchase, Redemption and Pricing of Fund Shares........................... B-37
Shareholder Investment Account............................................ B-48
Net Asset Value........................................................... B-53
Taxes, Dividends and Distributions........................................ B-54
Performance Information................................................... B-56
Financial Statements...................................................... B-59
Report of Independent Accountants......................................... B-71
Description of Security Ratings........................................... A-1
Appendix I--General Investment Information................................ I-1
Appendix II--Historical Performance Data.................................. II-1
Appendix III--Information Relating to Prudential.......................... III-1

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MF171B

                                 FUND HISTORY

  The Fund was incorporated in Maryland on November 30, 1995.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing primarily in debt and equity securities of companies that are in weak financial condition or bankrupt (financially troubled issuers) and in equity securities of companies that, in the view of its investment adviser, The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), are currently undervalued, out-of-favor or price-depressed relative to their long term potential for growth and income (operationally troubled issuers). These companies may be experiencing poor operating results. Current income is not a factor in the selection of investments. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

  The Fund is a vehicle for diversification and is not intended to constitute a balanced investment program. Because of its emphasis on securities of financially and operationally troubled issuers, the Fund should be considered speculative and subject to greater investment risks than are assumed by other investment companies.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in debt and equity securities of financially and operationally troubled issuers (that is, distressed securities), including defaulted securities and junk bonds. The Fund has not established any percentage limitations for the allocation of investments between debt and equity securities. The allocation of assets between debt and equity securities will be determined by the investment adviser. With respect to the remainder of its assets, the Fund may
(1) invest in money market instruments, (2) purchase and write (that is, sell) put and call options on debt and equity securities, stock indices and foreign currencies, (3) purchase and sell foreign currency exchange contracts, (4) purchase and sell futures contracts and options thereon (including stock index futures, futures contracts on U.S. Government securities, foreign currencies and indices and options thereon) and (5) enter into repurchase agreements. In addition, the Fund may (a) lend its securities, (b) make short sales, (c) purchase and sell securities on a when-issued or delayed delivery basis and
(d) borrow money, in all instances subject to the limitations described below.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

  Financially troubled issuers include domestic or foreign companies or institutions in weak financial condition, companies having negative net worth or substantial capital needs and companies involved in bankruptcy or reorganization proceedings or financial restructurings. Operationally troubled issuers are companies experiencing poor operating results that may have no earnings or severely depressed earnings or have special competitive or product obsolescence problems.

  The Fund will invest in a wide variety of debt and equity securities involving financially or operationally troubled companies in the belief that these companies (and their securities) will react positively to changing economic conditions or that management will take actions designed to overcome adversity, such as the restructuring of current business operations. The Fund may invest in loans and participations (both secured and unsecured) made to financially troubled companies by banks, insurance companies and Government institutions such as the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation. The Fund may also invest in fixed-income securities issued by states, municipalities, local governments and their agencies and authorities, which pay interest which is exempt from federal income taxation. In addition, the Fund may invest in mortgage-backed securities. Equity-related securities in which the Fund may invest include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts (ADRs), and warrants and rights exercisable for equity securities. The Fund may invest up to 30% of its total assets in equity and fixed-income securities of foreign issuers denominated in U.S. dollars or foreign currencies. ADRs and Global Depositary Receipts (GDRs) are not included in this 30% limitation. See "Risks of Financially and Operationally Troubled Issuers" below.

  The Fund is permitted to invest in defaulted securities and in low quality debt securities having a rating of D or better as determined by Standard & Poor's Ratings Group (S&P), C or better by Moody's Investors Service, Inc. (Moody's), or having a comparable rating determined by another nationally recognized statistical rating organization (NRSRO), or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. Securities rated lower than BBB by S&P or Baa by Moody's are commonly known as "junk bonds." See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below and the "Description of Security Ratings" in the Appendix.

  The Subadviser maintains a credit unit which the Fund's portfolio managers may consult in managing the Fund's portfolio and in researching financially troubled and operationally troubled issuers. The Fund's portfolio managers review on an ongoing basis financially troubled and operationally troubled issuers, including prospective purchases and portfolio holdings of the Fund. They have broad access to research and financial reports, data retrieval services and industry analysts.

  The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

RISKS OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

  Investment in the securities of financially and operationally troubled issuers involves a high degree of credit and market risk. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below. Although the Fund will invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

  Investment in the securities of financially and operationally troubled issuers is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

  The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Because (unlike the Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors.

BANKRUPTCY AND OTHER PROCEEDINGS--LITIGATION RISKS

  When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

  Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

  Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

  While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

CORPORATE AND OTHER DEBT OBLIGATIONS

  The Fund may invest in corporate and other debt obligations including convertible securities of domestic and foreign issuers. Issuers are not limited to the corporate form of organization. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity of the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

  Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Certain debt securities are subject to call provisions. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular payment periods. See "Zero Coupon, Pay-in-Kind or Deferred Payment Securities" below.

  The Fund is permitted to invest in defaulted securities and in low quality debt securities or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. See "Securities of Financially and Operationally Troubled Issuers" above, "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below and the "Description of Security Ratings" in the Appendix. Lower rated securities are subject to a greater risk of loss of principal and interest than are higher rated securities.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

  The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

  A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

  In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

TRADE CLAIMS

  The Fund may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (1) the possibility that the amount of the claim may be disputed by the obligor, (2) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, and (3) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Internal Revenue Code. See "Taxes, Dividends and Distributions".

MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  MULTI-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation (CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

ASSET-BACKED SECURITIES

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit quality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  The Fund may invest in fixed and floating rate loans (Loans) arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders). The Fund may invest in such Loans generally in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). The Fund may acquire Participations and Assignments which are high yield, non-convertible corporate debt securities of varying maturities. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

  The Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

MUNICIPAL SECURITIES

  The Fund may invest in municipal securities, which include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

  MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

  The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

  Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

  MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

 1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

 2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

 3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

 4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

  TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

  FLOATING RATE AND VARIABLE RATE SECURITIES. The Fund is permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating or variable rate securities often have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the holder paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

  An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board of Directors. Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Illiquid Securities" below.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices in calculating the Fund's net asset value. Lower rated or unrated debt obligations also present risks based on payment expectations. The Fund may invest more than 35% of its assets in lower rated fixed-income securities, including securities having the lowest ratings assigned by nationally recognized statistical ratings organizations or no rating but judged by the Subadviser to be of comparable quality. Such investments involve a high degree of risk and are predominantly speculative.

  Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB/Ba indicates the lowest degree of speculation and D/C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P is in payment default. Moody's does not have a D rating. See the "Description of Security Ratings" in the Appendix.

  Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

FOREIGN SECURITIES

  The Fund may invest up to 30% of its total assets in equity and fixed-income securities of foreign issuers denominated in U.S. dollars or foreign currencies. ADRs and GDRs are not included in this 30% limitation. ADRs, European Depositary Receipts (EDRs), GDRs and other types of depositary receipts evidence ownership of underlying securities issued by a foreign corporation that have been deposited with a depositary or custodian bank, typically a U.S. bank or trust company. Depositary receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. While depositary receipts may not necessarily be denominated in the same currency as the underlying securities, the risks associated with foreign securities also generally apply to depositary receipts. See "Risk Factors Relating to Investing in Foreign Securities" below.

FOREIGN GOVERNMENT SECURITIES

  Foreign government securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) denominated in U.S. dollars or foreign currencies. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the

European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-governmental entities include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by Government Entities.

  BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

  Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

RISK FACTORS RELATING TO INVESTING IN FOREIGN SECURITIES

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

  Investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

  Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

  The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

  On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

  The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

  The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

  The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.

MONEY MARKET INSTRUMENTS

  The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Consistent with its investment objective and policies, the Fund will also invest in lower quality money market instruments of financially or operationally troubled issuers, such as commercial paper. Money market instruments typically have a maturity of thirteen months or less as measured from the date of purchase.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

  The Fund may also engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  The Fund may purchase and write (that is, sell) put and call options on securities, financial indices and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter (OTC) market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity and debt securities, including U.S. Government securities, financial indices, including stock indices (for example, S&P 500), and foreign currencies. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

  A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

  The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

  OPTIONS ON SECURITIES. The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

  The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

  The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

  When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. See "Illiquid Securities" below.

  OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

  The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

  OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

  When the Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

  Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

RISKS OF OPTIONS TRANSACTIONS

  An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the OCC) to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

  In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

  FUTURES CONTRACTS AND RELATED OPTIONS

  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). These futures contracts and related options will be on debt securities, including U.S. Government securities, financial indices and foreign currencies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

  A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to deliver an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on an agreed future date and the contract price. The Fund may purchase and sell futures contracts as a hedge against changes resulting from market conditions in the value of securities which are held in the Fund's portfolio or which the Fund intends to acquire.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (that is, to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the Securities and Exchange Commission (the Commission) and the coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

  The Fund's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies being hedged is imperfect and there is a risk that the value of the indices or currencies being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

  The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or market conditions. The investment adviser may purchase futures when the price of securities, indices or currencies is expected to rise and sell futures when the price of securities, indices or currencies is expected to decline. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

  When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

  OPTIONS ON FUTURES CONTRACTS

  The Fund may purchase and sell call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of the Fund's assets which can be segregated.

  The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the CFTC. The Fund will use futures and options on futures in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts to attempt to enhance return if the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by segregating cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Fund's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).

FOREIGN CURRENCY FORWARD CONTRACTS

  The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.

  The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

  The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

OTHER INVESTMENTS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place in the future after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. These loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

  Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Many of the Fund's portfolio investments may not be widely traded. Accordingly, the Fund may have to sell portfolio securities at disadvantageous times and at disadvantageous prices in order to maintain no more than 15% of its net assets in illiquid securities. This could have an adverse impact on the Fund's performance.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, privately placed commercial paper and municipal lease obligations for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (1) whether the lease can be cancelled; (2) if applicable, what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); and (5) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

  The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SHORT SALES

  The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

SEGREGATED ASSETS

  The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

(D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash, high quality money market instruments and U.S. Treasury securities (including repurchase agreements). U.S. Treasury securities include bills, notes, bonds and other securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the length of their maturities and the dates of their issuances.

  High quality money market instruments include commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Temporary investments may also be made in obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements. Investments in obligations of foreign banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(E) PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate generally is not expected to exceed 150%. The portfolio turnover rates for the fiscal years ended November 30, 1998 and 1997 were 188% and 175%, respectively. The higher portfolio turnover in 1998 was a result of the size and nature of the Fund, while the higher portfolio turnover in 1997 was a result of the unusually active new issue calendar in the high yield market. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

  The Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
 (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on securities, currencies and on securities or financial indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                POSITION WITH        PRINCIPAL OCCUPATION
   NAME AND ADDRESS** (AGE)          FUND             DURING PAST 5 YEARS
   ------------------------     -------------        --------------------
 Edward D. Beach (74)         Director           President and Director of
                                                 BMC Fund, Inc., a closed-end
                                                 investment company; formerly
                                                 Vice Chairman of Broyhill
                                                 Furniture Industries, Inc.;
                                                 Certified Public Accountant;
                                                 Secretary and Treasurer of
                                                 Broyhill Family Foundation,
                                                 Inc.; Member of the Board of
                                                 Trustees of Mars Hill
                                                 College; Director or Trustee
                                                 of 44 funds within the
                                                 Prudential Mutual Funds.
 Delayne Dedrick Gold (59)    Director           Marketing and Management
                                                 Consultant; Director or
                                                 Trustee of 44 funds within
                                                 the Prudential Mutual Funds.
 *Robert F. Gunia (51)        Vice President and Vice President (since
                              Director           September 1997), The
                                                 Prudential Insurance Company
                                                 of America (Prudential);
                                                 Executive Vice President and
                                                 Treasurer (since December
                                                 1996), Prudential
                                                 Investments Fund Management
                                                 LLC (PIFM); Senior Vice
                                                 President (since March 1987)
                                                 of Prudential Securities
                                                 Incorporated (Prudential
                                                 Securities); formerly Chief
                                                 Administrative Officer (July
                                                 1990-September 1996),
                                                 Director (January 1989-
                                                 September 1996), and
                                                 Executive Vice President,
                                                 Treasurer and Chief
                                                 Financial Officer (June
                                                 1987-September 1996) of
                                                 Prudential Mutual Fund
                                                 Management, Inc.; Vice
                                                 President and Director
                                                 (since May 1989) of The Asia
                                                 Pacific Fund, Inc.; Director
                                                 or Trustee of 44 funds
                                                 within the Prudential Mutual
                                                 Funds.
 Douglas H. McCorkindale (58) Director           Vice Chairman (since March
                                                 1984) and President (since
                                                 September 1997) of Gannett
                                                 Co. Inc. (publishing and
                                                 media); Director of Gannett
                                                 Co. Inc., Frontier
                                                 Corporation and Continental
                                                 Airlines, Inc. and Director
                                                 or Trustee of 23 funds
                                                 within the Prudential Mutual
                                                 Funds.
 *Mendel A. Melzer, CFA (38)  Director           Chief Investment Officer
 751 Broad Street                                (since October 1996) of
 Newark, NJ 07102                                Prudential Mutual Funds;
                                                 formerly Chief Financial
                                                 Officer (November 1995-
                                                 September 1996) of
                                                 Prudential Investments,
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 (April 1993-November 1995)
                                                 of Prudential Preferred
                                                 Financial Services, Managing
                                                 Director (April 1991-April
                                                 1993) of Prudential
                                                 Investment Advisors, and
                                                 Senior Vice President (July
                                                 1989-April 1991) of
                                                 Prudential Capital
                                                 Corporation; Chairman and
                                                 Director of Prudential
                                                 Series Fund, Inc.; Director
                                                 or Trustee of 44 other funds
                                                 within the Prudential Mutual
                                                 Funds.

                              POSITION WITH          PRINCIPAL OCCUPATION
 NAME AND ADDRESS** (AGE)          FUND               DURING PAST 5 YEARS
 ------------------------     -------------          --------------------
 Thomas T. Mooney (56)    Director               President of the Greater
                                                 Rochester Metro Chamber of
                                                 Commerce; former Rochester
                                                 City Manager; Trustee of
                                                 Center for Governmental
                                                 Research, Inc.; Director of
                                                 Blue Cross of Rochester, The
                                                 Business Council of New York
                                                 State, Executive Service
                                                 Corps of Rochester, Monroe
                                                 County Water Authority,
                                                 Rochester Jobs, Inc., Monroe
                                                 County Industrial
                                                 Development Corporation and
                                                 Northeast Midwest Institute;
                                                 President, Director and
                                                 Treasurer of First Financial
                                                 Fund, Inc. and The High
                                                 Yield Plus Fund, Inc. and
                                                 Director or Trustee of 33
                                                 other funds within the
                                                 Prudential Mutual Funds.
 Stephen P. Munn (55)     Director               Chairman (since January
                                                 1994), Director and
                                                 President (since 1988) and
                                                 Chief Executive Officer
                                                 (1988-December 1993) of
                                                 Carlisle Companies
                                                 Incorporated (manufacturer
                                                 of industrial products) and
                                                 Director or Trustee of 18
                                                 funds within the Prudential
                                                 Mutual Funds.
 Richard A. Redeker (55)  Director               Formerly President, Chief
                                                 Executive Officer and
                                                 Director (October 1993-
                                                 September 1996), Prudential
                                                 Mutual Fund Management,
                                                 Inc., Executive Vice
                                                 President, Director and
                                                 Member of Operating
                                                 Committee (October 1993-
                                                 September 1996) of
                                                 Prudential Securities,
                                                 Director (October 1993-
                                                 September 1996) of
                                                 Prudential Securities Group,
                                                 Inc., Executive Vice
                                                 President, The Prudential
                                                 Investment Corporation
                                                 (January 1994-September
                                                 1996), Director (January
                                                 1994-September 1996),
                                                 Prudential Mutual Fund
                                                 Distributors, Inc. and
                                                 Prudential Mutual Fund
                                                 Services, Inc., and Senior
                                                 Executive Vice President and
                                                 Director of Kemper Financial
                                                 Services, Inc. (September
                                                 1978-September 1993); and
                                                 Director or Trustee of 30
                                                 funds within the Prudential
                                                 Mutual Funds.
 Robin B. Smith (58)      Director               Chairman and Chief Executive
                                                 Officer (since August 1996)
                                                 of Publishers Clearing
                                                 House; formerly President
                                                 and Chief Executive Officer
                                                 (January 1988-August 1996)
                                                 and President and Chief
                                                 Operating Officer (September
                                                 1981-December 1988) of
                                                 Publishers Clearing House;
                                                 Director of BellSouth
                                                 Corporation, Texaco Inc.,
                                                 Springs Industries Inc. and
                                                 Kmart Corporation and
                                                 Director or Trustee of 32
                                                 funds within the Prudential
                                                 Mutual Funds.
 *Brian M. Storms (44)    President and Director President (since October
                                                 1998) of Prudential
                                                 Investments; formerly
                                                 President (September 1996-
                                                 October 1998) of Prudential
                                                 Mutual Funds, Annuities and
                                                 Investment Management
                                                 Services, Managing Director
                                                 (July 1991-September 1996)
                                                 of Fidelity Investment
                                                 Institutional Services
                                                 Company, Inc., President
                                                 (October 1989-September
                                                 1991) of J.K. Schofield and
                                                 Senior Vice President
                                                 (September 1982-October
                                                 1989) of INVEST Financial
                                                 Corporation; President and
                                                 Director or Trustee of 47
                                                 funds within the Prudential
                                                 Mutual Funds.

                               POSITION WITH          PRINCIPAL OCCUPATION
 NAME AND ADDRESS** (AGE)          FUND               DURING PAST 5 YEARS
 ------------------------      -------------          --------------------
 Louis A. Weil, III (57)  Director                Chairman (since January
                                                  1999), President and Chief
                                                  Executive Officer (since
                                                  January 1996) and Director
                                                  (since September 1991) of
                                                  Central Newspapers, Inc.;
                                                  Chairman of the Board
                                                  (since January 1996),
                                                  Publisher and Chief
                                                  Executive Officer (August
                                                  1991-December 1995) of
                                                  Phoenix Newspapers, Inc.;
                                                  formerly Publisher (May
                                                  1989-March 1991) of Time
                                                  Magazine, President,
                                                  Publisher and Chief
                                                  Executive Officer (February
                                                  1986-August 1989) of The
                                                  Detroit News and member of
                                                  the Advisory Board, Chase
                                                  Manhattan Bank-Westchester;
                                                  Director or Trustee of 30
                                                  funds within the Prudential
                                                  Mutual Funds.
 Clay T. Whitehead (59)   Director                President, National
                                                  Exchange Inc. (new business
                                                  development firm) (since
                                                  May 1983) and Director or
                                                  Trustee of 18 funds within
                                                  the Prudential Mutual
                                                  Funds.
 Marguerite E.H. Morri-   Secretary               Vice President (since
 son (42)                                         December 1996) of PIFM;
                                                  Vice President and
                                                  Associate General Counsel
                                                  (since September 1987) of
                                                  Prudential Securities;
                                                  formerly Vice President and
                                                  Associate General Counsel
                                                  (June 1991-September 1996)
                                                  of Prudential Mutual Fund
                                                  Management Inc.
 Grace C. Torres (39)     Treasurer and Principal First Vice President (since
                          Financial and           December 1996) of PIFM;
                          Accounting Officer      First Vice President (since
                                                  March 1993) of Prudential
                                                  Securities; formerly First
                                                  Vice President (March 1994-
                                                  September 1996) of
                                                  Prudential Mutual Fund
                                                  Management, Inc.; and Vice
                                                  President of Bankers Trust
                                                  (July 1989-March 1994).
 Stephen M. Ungerman (44) Assistant Treasurer     Tax Director (since March
                                                  1996) of Prudential
                                                  Investments; formerly First
                                                  Vice President (February
                                                  1993-September 1996) of
                                                  Prudential Mutual Fund
                                                  Management, Inc.

--------

 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise stated, the address of the Directors and officers is c/o
   Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.


  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the Subadviser annual compensation of $1,250, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

  Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended November 30, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                                   TOTAL 1998
                                                                  COMPENSATION
                                                                   FROM FUND
                                                    AGGREGATE   AND FUND COMPLEX
                                                   COMPENSATION       PAID
NAME AND POSITION                                   FROM FUND     TO DIRECTORS
-----------------                                  ------------ ----------------
Edward D. Beach,..................................    $1,250    $135,000(44/71)*
 Director
Delayne D. Gold,..................................    $1,250    $135,000(44/71)*
 Director
Robert F. Gunia,**................................       --           None
 Director
Donald D. Lennox,.................................    $  500          None
 Former Director
Douglas H. McCorkindale,***.......................    $1,250    $70,000(23/40)*
 Director
Mendel A. Melzer,**...............................       --           None
 Director
Thomas T. Mooney,***..............................    $1,250    $115,000(35/70)*
 Director
Stephen P. Munn,..................................    $1,250    $45,000(18/24)*
 Director
Richard A. Redeker,**.............................       --           None
 Director
Robin B. Smith,***................................    $1,250    $90,000(32/41)*
 Director
Brian M. Storms,** ...............................       --           None
 President and Director
Louis A. Weil, III,...............................    $1,250    $90,000(30/54)*
 Director
Clay T. Whitehead,................................    $1,250    $45,000(18/24)*
 Director

--------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** "Interested" Directors do not receive compensation from the Fund or other funds in the Fund Complex. Mr. Redeker is no longer an interested Director.

*** Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

  As of January 8, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

  As of January 8, 1999, the only beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were: Prudential Securities C/F, John P. Dobson IRA DTD 06/14/95, 140 Christie Hill Road, Darien, CT, which owned 20,726 Class A shares (approximately 9.4% of the outstanding Class A shares); Publix Super Markets Charities, Inc. ATTN Marvin Weathers, P.O. Box 407, Lakeland, FL 33802 which held 99,243 Class A shares (approximately 45.2% of the outstanding Class A shares); David A. Belford, 1 Nationwide Warehouse & Storage, 2097 S. Hamilton Rd., Columbus, OH 43232-4143 who owned 18,499 Class B shares (approximately 6.8% of the outstanding Class B shares); Susan T. Auerbach, 990 5th Avenue, New York, NY 10021-0141 who owned 4,624 Class C shares (approximately 6.3% of outstanding Class C shares); Ellias Manoles and Marylu Manoles, Co-TTEES, Ellias Manoles Trust, UA DTD 10/20/73, FBO Ellias Manoles, 20 Circle West, Edina, MN 55436-1358 who owned 4,967 Class C shares (approximately 6.8% of the outstanding Class C shares); Nelag Partners, 37791 Halper Lake Drive, Rancho Mirage, CA 92270 which owned 4,042 Class C shares (approximately 5.5% of the outstanding Class C shares) and Dr. Steven J. Bier MD, TTEE Retirement Trust, 2488 Grand Concourse Rm 329, Bronx, NY 10458 who owned 6,599 Class C shares (approximately 9.1% of the outstanding Class C shares).

  As of January 8, 1999, Prudential Securities was the record holder for other beneficial owners of 201,849 Class A shares (approximately 91.5% of the outstanding Class A shares); 236,216 Class B shares (approximately 86.8% of the outstanding Class B shares); and 67,886 Class C shares (approximately 92.4% of the outstanding Class C shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager),Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $70.5 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

 (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

 (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

 (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the Subadvisory Agreement between PIFM and the Subadviser (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended November 30, 1998 and 1997 and for the period from March 26, 1996 through November 30, 1996, PIFM received management fees of $64,913, $60,949 and $65,160, respectively.

  PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor will incur the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which will be reimbursed by or paid for by the Fund.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received payments of approximately $7,000 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities also collectively received approximately $22,000 in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C share may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

  CLASS B PLAN. For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received approximately $48,600 from the Fund under the Class B Plan and spent approximately $30,900 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 15.2% ($4,700) was spent on printing and mailing of prospectuses to other than current shareholders; 2.3% ($700) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 82.5% ($25,500) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (44.0% or $13,600) and (2) an allocation of overhead and other branch office distribution-related expenses (38.5% or $11,900). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received approximately $22,500 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received approximately $10,100 under the Class C Plan and spent approximately $13,300 in distributing Class C shares. It is estimated that of the latter amount, approximately 19.5% ($2,600) was spent on printing and mailing of prospectuses to other than current shareholders; and 80.5% ($10,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (65.5% or $8,700) and (2) an allocation of overhead and other branch office distribution-related expenses (15.0% or $2,000). The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received approximately $100 in contingent deferred sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. For the fiscal year ending November 30, 1999, PIFM has agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed 1.25%, 2.00% and 2.00% of the average net assets for Class A, Class B and Class C shares, respectively. In addition, the Distributor has waived a portion of its distribution fees for the Class A shares as described above. These voluntary waivers may be terminated at any time without notice. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

  Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.


  In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation or orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the periods indicated.

                                                       FISCAL    FISCAL    MARCH
                                                        YEAR      YEAR    26, 1996
                                                       ENDED     ENDED    THROUGH
                                                      NOVEMBER  NOVEMBER  NOVEMBER
                                                      30, 1998  30, 1997  30, 1996
                                                      --------  --------  --------
Total brokerage commissions paid by the Fund........  $22,037   $23,699   $22,054
Total brokerage commissions paid to Prudential Secu-
 rities.............................................  $     0   $     0   $     0
Percentage of total brokerage commissions paid to
 Prudential Securities..............................        0%        0%        0%

  The Fund did not pay commissions to Prudential Securities during the year ended November 30, 1998. No payments were made to firms which provide research, statistical or other services to the Subadviser.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at November 30, 1998. As of November 30, 1998, the Fund held no such securities.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, and (5) Class Z shares will be offered exclusively for sale to a limited group of investors. CLASS Z SHARES ARE NOT CURRENTLY OFFERED FOR SALE TO INVESTORS. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares will be offered to a limited group of investors at NAV without any sales charges.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Distressed Securities Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Distressed Securities Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are or will be sold at NAV. Using the NAV at November 30, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share..................  $11.71
Maximum sales charge (5% of offering price).............................     .62
                                                                          ------
Offering price to public................................................  $12.33
                                                                          ======
CLASS B
Net asset value, redemption price and offering price to public per Class
 B share*...............................................................  $11.72
                                                                          ======
CLASS C
Net asset value and redemption price per Class C share*.................  $11.72
Maximum sales charges (1% of offering price)............................     .12
                                                                          ------
Offering price to public................................................  $11.84
                                                                          ======
CLASS Z
Net asset value, redemption price and offering price to public per Class
 Z share**..............................................................  $11.71
                                                                          ======

--------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

** Class Z shares were not offered on November 30, 1998 and are not offered as of the date of this Statement of Additional Information.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified benefit plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

 .  officers of the Prudential Mutual Funds (including the Fund),

 . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

 . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

 . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

 . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

 . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
    (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

 . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services, and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

 . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

 . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its client a separate fee for its services (for example, mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

 .  an individual,

 .  the individual's spouse, their children and their parents,

 .  the individual's and spouse's Individual Retirement Account (IRA),

 . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

 . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

 . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

 . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plan.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  Prudential Retirement Plans. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

 .  pension, profit-sharing or other employee benefit plans qualified under
    Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

 . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

 . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available option,

 . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
    (1) were Class Z shareholders of the Prudential Mutual Funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

 . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

 . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and
 .  Prudential with an investment of $10 million or more.

  After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 800 Class B shares at $12.50 per share for a cost of $10,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $5,000 of your investment. Assuming at the time of the redemption the NAV had appreciated to $15 per share, the value of your Class B shares would be $12,075 (805 shares at $15 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($2,075). Therefore, $2,295 of the $5,000 redemption proceeds ($5,000 minus $2,075) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $117.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
------------------                                    ----------------------
Death                                       A copy of the shareholder's death
                                            certificate or, in the case of a trust, a
                                            copy of the grantor's death certificate,
                                            plus a copy of the trust agreement
                                            identifying the grantor.
Disability--An individual will be consid-   A copy of the Social Security
 ered disabled if he or she is unable to    Administration award letter or a letter
 engage in any substantial gainful activity from a physician on the physician's
 by reason of any medically determinable    letterhead stating that the shareholder
 physical or mental impairment which can be (or, in the case of a trust, the grantor)
 expected to result in death or to be of    is permanently disabled. The letter must
 long-continued and indefinite duration.    also indicate the date of disability.
Distribution from an IRA or 403(b) Custo-   A copy of the distribution form from the
 dial Account                               custodial firm indicating (i) the date of
                                            birth of the shareholder and (ii) that the
                                            shareholder is over age 59 1/2 and is
                                            taking a normal distribution--signed by the
                                            shareholder.
Distribution from Retirement Plan           A letter signed by the plan
                                            administrator/trustee indicating the reason
                                            for the distribution.
Excess Contributions                        A letter from the shareholder (for an IRA)
                                            or the plan administrator/trustee on
                                            company letterhead indicating the amount of
                                            the excess and whether or not taxes have
                                            been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

  Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for whom the broker provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 700 shares were initially purchased at $12.50 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,500), 95.24 shares would convert approximately seven years from the initial purchase (that is, $10,000 divided by $11,500 (86.96%), multiplied by 900 shares equals 782.64 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

  AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

  EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

  Prudential California Municipal Fund
    (California Money Market Series)

  Prudential Government Securities Trust
    (Money Market Series)
    (U.S. Treasury Money Market Series)

  Prudential Municipal Series Fund
    (Connecticut Money Market Series)
    (Massachusetts Money Market Series)
    (New York Money Market Series)
    (New Jersey Money Market Series)

  Prudential MoneyMart Assets, Inc. (Class A shares)

  Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

  Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

  DOLLAR COST AVERAGING. Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

PERIOD OF MONTHLY INVESTMENTS:               $100,000 $150,000 $200,000 $250,000
------------------------------               -------- -------- -------- --------
   25 Years.................................  $  110   $  165   $  220   $  275
   20 Years.................................     176      264      352      440
   15 Years.................................     296      444      592      740
   10 Years.................................     555      833    1,110    1,388
   5 Years..................................   1,371    2,057    2,742    3,428

    See "Automatic Investment Plan."
--------
(/1/)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(/2/)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

  SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

  TAX-DEFERRED RETIREMENT PLANS

  Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

   CONTRIBUTIONS                                               PERSONAL
   MADE OVER:                                                  SAVINGS    IRA
   -------------                                               -------- --------
   10 years................................................... $ 26,165 $ 31,291
   15 years...................................................   44,676   58,649
   20 years...................................................   68,109   98,846
   25 years...................................................   97,780  157,909
   30 years...................................................  135,346  244,692

--------
(/1/)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price of such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the average between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgement of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

  Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

   Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions, if any, will be paid in the same amounts for Class A, Class B and Class C shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

  Dividends and distributions may also be subject to state and local taxes.

  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield is computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                  a-b
                  YIELD  = 2 [(   ___ +1) to the 6th power-1]
                                  cd

  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

  The Fund's 30-day yields for the 30 days ended November 30, 1998 were 6.69%, 6.27% and 6.15% for the Class A, Class B and Class C shares, respectively. Class Z shares were not offered as of November 30, 1998.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares.

  Average annual total return is computed according to the following formula:

                      P ( 1 + T ) to the nth power = ERV

  Where: P = a hypothetical initial payment of $1,000.
      T = average annual total return.
      n = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower as indicated in the parentheses ( ).

  Below are the average annual total returns for the Fund's share classes for the periods ended November 30, 1998.


                      1                 5    10           SINCE
                     YEAR             YEARS YEARS       INCEPTION
                    ------            ----- -----       ---------
      Class A...... -17.53% (-20.32%)  N/A   N/A  1.28%  (-2.26%)  (3/26/96)
      Class B...... -18.90  (-21.81)   N/A   N/A  1.38   (-2.27)   (3/26/96)
      Class C...... -15.76  (-18.64)   N/A   N/A  2.08   (-1.49)   (3/26/96)
      Class Z......    N/A             N/A   N/A            N/A

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV-P
                                   --------
                                       P

  Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. Without waiver of management fees and/or expense subsidization, the Fund's aggregate total returns would have been lower as indicated in the parentheses ( ).

  Below are the aggregate total returns for the Fund's share classes for the periods ended November 30, 1998.

                      1                 5    10           SINCE
                     YEAR             YEARS YEARS       INCEPTION
                    ------            ----- -----       ---------
      Class A...... -13.19% (-16.12%)  N/A   N/A  8.92%  (-1.00%)  (3/26/96)
      Class B...... -13.90  (-16.81)   N/A   N/A  6.74   (-2.97)   (3/26/96)
      Class C...... -13.90  (-16.81)   N/A   N/A  6.74   (-2.97)   (3/26/96)
      Class Z......    N/A             N/A   N/A            N/A

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(/1/)

                            PERFORMANCE
                            COMPARISON OF DIFFERENT
                            TYPES OF INVESTMENTS
                            OVER THE LONG TERM
                            (12/31/25-12/31/98)

                                  [BAR CHART]

                            Common Stocks   11.2%
                            Long-Term
                             Gov't Bonds     5.3%
                            Inflation        3.1%

--------

(/1/)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of                            PRUDENTIAL DISTRESSED
November 30, 1998                                         SECURITIES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------------
Long-Term Investments--99.9%
COMMON STOCKS(c)--42.8%
------------------------------------------------------------------
Aerospace--3.6%
      25,000   Ladish Company, Inc.                   $    250,000
------------------------------------------------------------------
Beverages--5.4%
      12,500   Dr. Pepper Bottling Holdings, Inc.          375,000
------------------------------------------------------------------
Building & Related Industries--1.1%
       4,750   EMCOR Group, Inc.                            77,781
------------------------------------------------------------------
Casinos--2.2%
      30,000   Alliance Gaming Corp.                        76,875
      20,357   Isle of Capri Casinos, Inc.                  66,160
       2,000   Nevada Gold & Casinos, Inc.                   9,750
                                                      ------------
                                                           152,785
------------------------------------------------------------------
Consumer Goods & Services--4.4%
       1,400   Coinstar, Inc.                                8,925
     122,000   Firearms Training Systems, Inc.             297,375
                                                      ------------
                                                           306,300
------------------------------------------------------------------
Electronics--2.2%
      50,000   Electronic Retailing Systems
                 International, Inc.                       150,000
------------------------------------------------------------------
Energy--3.2%
      29,000   Baycorp Holdings, Ltd.                      137,750
      28,675   Grant Geophysical, Inc.                      86,025
                                                      ------------
                                                           223,775
Food Serving - Fast Foods
          50   AmeriKing, Inc.                        $      2,000
------------------------------------------------------------------
Health Services--1.6%
      60,000   Unilab Corp.                                108,750
------------------------------------------------------------------
Media--0.9%
       8,400   Paxson Communications Corp.                  60,900
------------------------------------------------------------------
Retail--10.4%
       6,642   Edison Building LLC(b)
                 (cost $13,555; purchased 4/30/97)               1
      32,751   Grand Union Co.                             403,247
       5,000   Homeland Holding Corp.                       18,125
       7,000   Musicland Stores Corp.                      118,563
      23,750   Samuels Jewelers, Inc.                      115,781
      50,839   Today's Man, Inc.                            71,492
                                                      ------------
                                                           727,209
------------------------------------------------------------------
Telecommunications--1.1%
         250   Jordan Telecommunications Products           50,000
       5,000   PageMart Wireless, Inc., Class A             30,000
         115   Scott Cable Communications, Inc.                  0
                                                      ------------
                                                            80,000
------------------------------------------------------------------
Textiles & Apparel--0.2%
      13,304   Forstmann & Co., Inc.                        14,135
------------------------------------------------------------------
Waste Management--6.5%
      78,260   Waste Systems International, Inc.           449,995
                                                      ------------
               Total common stocks
                 (cost $3,301,298)                       2,978,630
                                                      ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of                            PRUDENTIAL DISTRESSED
November 30, 1998                                         SECURITIES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------------
Preferred Stocks--4.0%
------------------------------------------------------------------
Metals--0.1%
       2,000   Geneva Steel Co.,(c)
                 Conv. Exch.,14.00%, Ser. B           $      6,000
------------------------------------------------------------------
Telecommunications--3.9%
         250   Jordan Telecommunication
                 Products,(c)
                 Conv. Exch., 13.25%, Ser. B               250,000
         500   NEXTLINK Communications, Inc.
                 Conv. Exch., 6.50%                         22,000
                                                      ------------
                                                           272,000
                                                      ------------
               Total preferred stocks
                 (cost $464,500)                           278,000
                                                      ------------
WARRANTS(c)
   Units
------------
------------------------------------------------------------------
Building & Related Industries
         960   ICF Kaiser International, Inc.,
                 expiring 12/31/98                               0
------------------------------------------------------------------
Casinos
       2,968   Isle of Capri Casinos, Inc.,
                 expiring 3/5/01                               149
------------------------------------------------------------------
Communications
          50   ICO Global Communications, Inc.,
                 expiring 8/1/05                                 0
------------------------------------------------------------------
Recreation
         250   TVN Entertainment Corp.,
                 expiring 8/1/08                                 0
------------------------------------------------------------------
Telecommunications
         500   People's Choice TV Corp.,
                 expiring 6/1/00                                 0
                                                      ------------
               Total warrants
                 (cost $0)                                     149
                                                      ------------


Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
CORPORATE BONDS--52.3%
--------------------------------------------------------------------
Air Transportation--1.1%
Caa2          $   100     Canadian Airlines Corp.,
                           Sr. Notes,
                           12.25%, 8/1/06                 $   75,000
--------------------------------------------------------------------
Building & Related Industries--13.4%
B2                250     Clean Harbors, Inc.,(b)
                           Sr. Notes,
                           12.50%, 5/15/01
                           (cost $225,079; purchased
                           6/24/96)                          212,500
Caa               300     DeGeorge Home Alliance,
                           Inc.,(b)
                           Sr. Notes,
                           12.00%, 4/1/01
                           (cost $264,009; purchased
                           2/3/97)                           240,000
Caa1              225     Hechinger Co.,
                           Sr Notes,
                           6.95%, 10/15/03                   146,250
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  117,500
B3                250     The Presley Companies,
                           Sr. Notes,
                           12.50%, 7/1/01                    218,750
                                                          ----------
                                                             935,000
--------------------------------------------------------------------
Casinos--3.4%
Caa               250     Santa Fe Hotel, Inc.,
                           First Mortgage Notes,
                           11.00%, 12/15/00                  240,000
--------------------------------------------------------------------
Communications--0.5%
B3                 50     ICO Global Communications
                           Holdings,
                           Sr. Notes,
                           15.00%, 8/1/05                     38,500

--------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
--------------------------------------------------------------------
Consumer Goods--2.4%
B3            $   200     Syratech Corp.,(b)
                           Sr. Notes,
                           11.00%, 4/15/07
                           (cost $175,083; purchased
                           3/20/98)                       $  165,000
--------------------------------------------------------------------
Consumer Goods & Services--5.0%
NR                 50     Coinstar, Inc.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 10/1/99),
                           13.00%, 10/1/06                    41,500
Caa2              300     Color Spot Nurseries,
                           Sr. Sub. Notes,
                           10.50%, 12/15/07                  180,000
B3                340(d)  Grupo Azucarero Mexico S.A.,
                           Sr. Notes (Mexico),
                           11.50%, 1/15/05                   125,800
                                                          ----------
                                                             347,300
--------------------------------------------------------------------
Food & Beverage--1.1%
Ca                250     Specialty Foods Acquisition
                           Corp.,
                           Sr. Sec'd. Disc. Deb., Ser.
                           B
                           Zero Coupon (until 8/15/99),
                           13.00%, 8/15/05                    10,000
Caa               150     Sr. Sub. Notes, Ser. B
                           11.25%, 8/15/03                    63,750
                                                          ----------
                                                              73,750
--------------------------------------------------------------------
Health Care--3.2%
B2                250     Sun Healthcare Group, Inc.,
                           Sr. Sub. Notes,
                           9.50%, 7/1/07                     221,250
--------------------------------------------------------------------
Mining--3.9%
B3                500     Anker Coal Group, Inc.,
                           Sr. Notes,
                           9.75%, 10/1/07                    270,000
Packaging--3.2%
NR            $   284     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                $  221,174
--------------------------------------------------------------------
Recreation--3.0%
NR                250     TVN Entertainment Corp.,
                           Sr. Notes,
                           14.00%, 8/1/08                    212,500
--------------------------------------------------------------------
Retail--4.1%
NR                 77     Edison Brothers Stores
                           Inc.(a)
                           Sr. Notes,
                           11.00%, 9/26/07                    30,800
B1                250     Speedy Muffler King, Inc.,(b)
                           Sr. Notes,
                           10.875%, 10/1/06
                           (cost $221,074; purchased
                           5/22/98)                          255,000
                                                          ----------
                                                             285,800
--------------------------------------------------------------------
Telecommunications--3.5%
Ca                500     People's Choice TV Corp.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 6/1/00),
                           13.125%, 6/1/04                   105,000
                          Scott Cable Communications,
                           Inc.,
NR                 18     Jr. Sub. PIK Notes,
                           16%, 7/18/02                        3,624
NR                115     15%, 3/18/02                       133,630
                                                          ----------
                                                             242,254
--------------------------------------------------------------------
Trucking & Shipping--1.7%
B3                250     TRISM, Inc.,
                           Sr. Sub. Notes,
                           10.75%, 12/15/00                  117,500

--------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Portfolio of Investments as of November 30, 1998
---------------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
---------------------------------------------------------------------
Utilities--2.8%
Caa           $   250     Empire Gas Corp.,
                           Sr. Sec'd. Notes,
                           7.00% (until 7/15/99),
                           12.875%, 7/15/04               $  195,000
                                                          ----------
                          Total corporate bonds
                           (cost $4,280,080)               3,640,028
                                                          ----------
TRADE CLAIMS--0.8%
--------------------------------------------------------------------
Retail
NR                284     Montgomery Ward Trade
                           Claim(c),
                           expires 1/1/49
                           (cost $99,312)                     53,912
                                                          ----------
--------------------------------------------------------------------
Total Investments--99.9%
                          (cost $8,145,190; Note 4)        6,950,719
                          Other assets in excess of
                           liabilities--0.1%                   8,093
                                                          ----------
                          Net Assets--100%                $6,958,812
                                                          ==========

---------------
(a) Represents issuer in default on interest payments; non-income producing security.
(b) Indicates a restricted security; the aggregate cost of such securities is $898,800. The aggregate value ($872,501) is approximately 12.4% of net assets.
(c) Non-income producing securities.
(d) US$ Denominated Foreign Bond.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL DISTRESSED SECURITIES
Statement of Assets and Liabilities        FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1998
Investments, at value (cost $8,145,190).................................................................         $ 6,950,719
Interest receivable.....................................................................................             149,186
Receivable for investments sold.........................................................................              99,437
Deferred expenses and other assets......................................................................              36,286
Due from Manager........................................................................................              24,885
                                                                                                              -----------------
   Total assets.........................................................................................           7,260,513
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................             116,988
Accrued expenses........................................................................................              74,116
Bank overdraft..........................................................................................              69,723
Payable for Fund shares reacquired......................................................................              36,684
Distribution fee payable................................................................................               4,190
                                                                                                              -----------------
   Total liabilities....................................................................................             301,701
                                                                                                              -----------------
Net Assets..............................................................................................         $ 6,958,812
                                                                                                              =================

Net assets were comprised of:
   Common stock, at par.................................................................................         $       601
   Paid-in capital in excess of par.....................................................................           8,075,393
                                                                                                              -----------------
                                                                                                                   8,075,994
   Accumulated net realized gain on investments.........................................................              77,289
   Net unrealized depreciation on investments...........................................................          (1,194,471)
                                                                                                              -----------------
Net assets, November 30, 1998...........................................................................         $ 6,958,812
                                                                                                              =================

Class A:
   Net asset value and redemption price per share
      ($2,629,125 / 227,198 shares of common stock issued and outstanding)..............................              $11.57
   Maximum sales charge (5% of offering price)..........................................................                 .61
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $12.18
                                                                                                              =================

Class B:
   Net asset value, offering price and redemption price per share
      ($3,476,978 / 300,272 shares of common stock issued and outstanding)..............................              $11.58
                                                                                                              =================

Class C:
   Net asset value, and redemption price per share
      ($852,709 / 73,679 shares of common stock issued and outstanding).................................              $11.57
   Sales charge (1% of offering price)..................................................................                 .12
                                                                                                              -----------------
   Offering price to public.............................................................................              $11.69
                                                                                                              =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       November 30, 1998
                                            -----------------
Income
   Interest..............................      $   595,794
   Dividends.............................           14,200
                                            -----------------
                                                   609,994
                                            -----------------
Expenses
   Management fee........................           64,913
   Distribution fee--Class A.............            6,957
   Distribution fee--Class B.............           48,617
   Distribution fee--Class C.............           10,106
   Custodian's fees and expenses.........           95,000
   Registration fees.....................           33,000
   Legal fees and expenses...............           32,000
   Reports to shareholders...............           30,000
   Amortization of deferred
      organizational.....................           21,663
   Audit fees and expenses...............           20,000
   Directors' fees and expenses..........           11,000
   Transfer agent's fees and expenses....            8,500
   Miscellaneous.........................            3,661
                                            -----------------
      Total expenses.....................          385,417
   Less: expense reimbursement (Note
      2).................................         (233,158)
                                            -----------------
      Net expenses.......................          152,259
                                            -----------------
Net investment income....................          457,735
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions..........................          291,504
Net change in unrealized
   appreciation/depreciation of
   investments...........................       (2,167,375)
                                            -----------------
Net loss on investments..................       (1,875,871)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................      $(1,418,136)
                                            =================


PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended November 30,
in Net Assets                        1998                 1997
Operations
   Net investment income.....     $   457,735          $   258,664
   Net realized gain on
      investments............         291,504              465,952
   Net change in unrealized
    appreciation/depreciation
      of investments.........      (2,167,375)           1,413,109
                               -----------------    -----------------
   Net increase (decrease) in
      net assets resulting
      from operations........      (1,418,136)           2,137,725
                               -----------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
   Class A...................        (254,266)             (90,663)
   Class B...................        (376,002)            (108,026)
   Class C...................         (81,439)             (29,623)
                               -----------------    -----------------
                                     (711,707)            (228,312)
                               -----------------    -----------------
Distributions in excess of
   net investment income
   Class A...................         (43,045)            --
   Class B...................         (63,654)            --
   Class C...................         (13,787)            --
                               -----------------    -----------------
                                     (120,486)            --
                               -----------------    -----------------
Distributions from net
   realized gains
   Class A...................         (26,850)            --
   Class B...................         (59,158)            --
   Class C...................         (11,798)            --
                               -----------------    -----------------
                                      (97,806)            --
                               -----------------    -----------------
Fund share transactions (net
   of share conversions)
   (Note 5)
   Net proceeds from shares
      sold...................       3,402,960              909,156
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........         832,629              216,983
   Cost of shares
      reacquired.............      (2,764,519)          (5,475,625)
                               -----------------    -----------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....       1,471,070           (4,349,486)
                               -----------------    -----------------
Total increase (decrease)....        (877,065)          (2,440,073)
Net Assets
Beginning of year............       7,835,877           10,275,950
                               -----------------    -----------------
End of year(a)...............     $ 6,958,812          $ 7,835,877
                               =================    =================

---------------
(a) Includes undistributed
   net investment income
   of........................     $        --          $   253,972
                               =================    =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL DISTRESSED
NOTES TO FINANCIAL STATEMENTS               SECURITIES FUND, INC.
--------------------------------------------------------------------------------


Prudential Distressed Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on March 26, 1996.


The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.

--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES


The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market are valued by an independent pricing service. Convertible debt securities that are traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Debt and equity securities issued in private placements shall be valued at the bid prices provided by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.


Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.


In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). None of the issues of restricted securities held by the Fund at November 30, 1998 include registration rights under which the Fund may demand registration by the issuer.


Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.


Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.


Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.


Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

                                              PRUDENTIAL DISTRESSED
NOTES TO FINANCIAL STATEMENTS                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


Deferred Organization Costs: The Fund incurred approximately $82,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.


Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments by $213,880, increase undistributed net investment income by $120,486 and increase paid-in capital in excess of par by $93,394. This is a result of a reclassification of distributions. Net investment income, net realized gains and net assets were not affected by these changes.

--------------------------------------------------------------------------------

NOTE 2. AGREEMENTS


The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"), doing business as Prudential Investments ("PI"); PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable cost and expenses incurred providing such services. The Fund bears all other costs and expenses.


The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.


PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. For the year ended November 30, 1998, such reimbursements amounted to $233,158 (2.69% of average net assets; $.38 per share for Class A, B and C shares).


The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.


Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset values of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares for the year ended November, 30, 1998.


PSI and PIMS have advised the Fund that they have received approximately $22,000 in front-end sales charges resulting from sales of Class A and after November 2, 1998 Class C shares for the year ended November 30, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.


PSI and PIMS have advised the Fund that for the year ended November 30, 1998, they received approximately $22,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders. PIFM, PIC, PIMS and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.


The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement for the year ended November 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

--------------------------------------------------------------------------------

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES


Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1998 the Fund incurred fees of approximately $4,600 for the services of PMFS. As of November 30, 1998, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------

                                               PRUDENTIAL DISTRESSED
NOTES TO FINANCIAL STATEMENTS                  SECURITIES FUND, INC.
--------------------------------------------------------------------------------

NOTE 4. PORTFOLIO SECURITIES


Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 1998 were $16,362,654 and $15,042,920, respectively.


The federal income tax basis of the Fund's investments at November 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $1,194,471 (gross unrealized appreciation--$821,195; gross unrealized depreciation--$2,015,666).

--------------------------------------------------------------------------------

NOTE 5. CAPITAL


The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.


On August 26, 1998, the Board of Directors of the Fund approved an amendment to the Fund's Articles of Incorporation creating Class Z shares. There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which each consist of 500 million authorized shares. At November 30, 1998, there were no Class Z shares issued. Of the 601,149 shares of common stock issued and outstanding at November 30, 1998, Prudential owned 20,726.


Transactions in shares of common stock were as follows:


Class A                                  SHARES       AMOUNT
-------------------------------------   --------    -----------
Year ended November 30, 1998:
Shares sold..........................    142,139    $ 2,290,931
Shares issued in reinvestment of
  dividends
  and distributions..................     22,081        277,784
Shares reacquired....................    (68,517)      (956,778)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................     95,703      1,611,937
Shares issued upon conversion from
  Class B............................      1,381         21,582
                                        --------    -----------
Net increase in shares outstanding...     97,084    $ 1,633,519
                                        ========    ===========


Class A                                  SHARES       AMOUNT
-------------------------------------   --------    -----------
Year ended November 30, 1997:
Shares sold..........................     28,654    $   390,626
Shares issued in reinvestment of
  dividends..........................      7,185         84,009
Shares reacquired....................   (193,700)    (2,363,624)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (157,861)    (1,888,989)
Shares issued upon conversion from
  Class B............................        715          9,982
                                        --------    -----------
Net decrease in shares outstanding...   (157,146)   $(1,879,007)
                                        ========    ===========

Class B
-------------------------------------
Year ended November 30, 1998:
Shares sold..........................     45,545    $   706,611
Shares issued in reinvestment of
  dividends
  and distributions..................     35,420        464,104
Shares reacquired....................   (110,916)    (1,612,703)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (29,951)      (441,988)
Shares reacquired upon conversion
  into Class A.......................     (1,383)       (21,582)
                                        --------    -----------
Net decrease in shares outstanding...    (31,334)   $  (463,570)
                                        ========    ===========

Year ended November 30, 1997:
Shares sold..........................     16,501    $   214,769
Shares issued in reinvestment of
  dividends..........................      8,896        104,821
Shares reacquired....................   (150,167)    (1,863,184)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (124,770)    (1,543,594)
Shares reacquired upon conversion
  into Class A.......................       (715)        (9,982)
                                        --------    -----------
Net decrease in shares outstanding...   (125,485)   $(1,553,576)
                                        ========    ===========

Class C
-------------------------------------
Year ended November 30, 1998:
Shares sold..........................     26,451    $   405,418
Shares issued in reinvestment of
  dividends
  and distributions..................      7,033         90,741
Shares reacquired....................    (14,583)      (195,038)
                                        --------    -----------
Net increase in shares outstanding...     18,901    $   301,121
                                        ========    ===========

Year ended November 30, 1997:
Shares sold..........................     23,901    $   303,761
Shares issued in reinvestment of
  dividends..........................      2,403         28,153
Shares reacquired....................    (97,442)    (1,248,817)
                                        --------    -----------
Net decrease in shares outstanding...    (71,138)   $  (916,903)
                                        ========    ===========



From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders may have an impact on the fund and the portfolio.

--------------------------------------------------------------------------------

                                               PRUDENTIAL DISTRESSED
FINANCIAL HIGHLIGHTS                           SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                             --------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                              Year Ended November 30,          Through
                                                                             -------------------------       November 30,
                                                                             1998(e)         1997(e)             1996
                                                                             --------       ----------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................      $15.19         $  11.85          $  12.50
                                                                             --------       ----------           ------
Income from investment operations
Net investment income(a)................................................         .87              .49               .25
Net realized and unrealized gain (loss) on investment transactions......       (2.69)            3.23              (.90)
                                                                             --------       ----------           ------
   Total from investment operations.....................................       (1.82)            3.72              (.65)
                                                                             --------       ----------           ------
Less distributions
Dividends from net investment income....................................       (1.39)            (.38)               --
Distributions in excess of net investment income........................        (.24)              --                --
Distributions from net realized gains...................................        (.17)              --                --
                                                                             --------       ----------           ------
   Total distributions..................................................       (1.80)            (.38)               --
                                                                             --------       ----------           ------
Net asset value, end of period..........................................      $11.57         $  15.19          $  11.85
                                                                             ========       ==========           ======

TOTAL RETURN(b):........................................................      (13.19)%          32.35%            (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................      $2,629         $  1,976          $  3,404
Average net assets (000)................................................      $2,783         $  2,167          $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees................................        1.25%            2.04%             2.76%(c)
   Expenses, excluding distribution fees................................        1.00%            1.79%             2.51%(c)
   Net investment income................................................        5.80%            3.73%             2.37%(c)
For Class A, B and C shares:
   Portfolio turnover rate..............................................         188%             175%               61%

---------------

(a) Net of expense reimbursement.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

(d) Commencement of investment operations.

(e) Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL DISTRESSED
FINANCIAL HIGHLIGHTS                        SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                             --------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                              Year Ended November 30,          Through
                                                                             -------------------------       November 30,
                                                                              1998(e)         1997(e)            1996
                                                                             ----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................       $15.16          $11.79          $  12.50
                                                                                -----         --------           ------
Income from investment operations
Net investment income(a)................................................          .76             .39               .16
Net realized and unrealized gain (loss) on investment transactions......        (2.69)           3.24              (.87)
                                                                                -----         --------           ------
   Total from investment operations.....................................        (1.93)           3.63              (.71)
                                                                                -----         --------           ------
Less distributions
Dividends from net investment income....................................        (1.27)           (.26)               --
Distributions in excess of net investment income........................         (.21)             --                --
Distributions from net realized gains...................................         (.17)             --                --
                                                                                -----         --------           ------
   Total distributions..................................................        (1.65)           (.26)               --
                                                                                -----         --------           ------
Net asset value, end of period..........................................       $11.58          $15.16          $  11.79
                                                                                =====         ========           ======

TOTAL RETURN(b):........................................................       (13.90)%         31.44%            (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................       $3,477          $5,029          $  5,387
Average net assets (000)................................................       $4,862          $4,860          $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees................................         2.00%           2.79%             3.51%(c)
   Expenses, excluding distribution fees................................         1.00%           1.79%             2.51%(c)
   Net investment income................................................         5.05%           2.98%             1.59%(c)

---------------

(a) Net of expense reimbursement.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

(d) Commencement of investment operations.

(e) Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DISTRESSED
FINANCIAL HIGHLIGHTS                         SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                            ---------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                             Year Ended November 30,           Through
                                                                            --------------------------       November 30,
                                                                              1998(e)         1997(e)            1996
                                                                            -----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................       $ 15.16          $11.79           $12.50
                                                                                -----         --------           -----
Income from investment operations
Net investment income(a)...............................................           .75             .39              .16
Net realized and unrealized gain (loss) on investment transactions.....         (2.69)           3.24             (.87)
                                                                                -----         --------           -----
   Total from investment operations....................................         (1.94)           3.63             (.71)
                                                                                -----         --------           -----
Less distributions
Dividends from net investment income...................................         (1.27)           (.26)              --
Distributions in excess of net investment income.......................          (.21)             --               --
Distributions from net realized gains..................................          (.17)             --               --
                                                                                -----         --------           -----
   Total distributions.................................................         (1.65)           (.26)              --
                                                                                -----         --------           -----
Net asset value, end of period.........................................       $ 11.57          $15.16           $11.79
                                                                                =====         ========           =====

TOTAL RETURN(b):.......................................................        (13.90)%         31.44%           (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................................       $   853          $  831           $1,485
Average net assets (000)...............................................       $ 1,011          $1,100           $1,678
Ratios to average net assets(a):
   Expenses, including distribution fees...............................          2.00%           2.79%            3.51%(c)
   Expenses, excluding distribution fees...............................          1.00%           1.79%            2.51%(c)
   Net investment income...............................................          5.05%           2.98%            1.71%(c)

---------------

(a) Net of expense reimbursement.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

(d) Commencement of investment operations.

(e) Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL DISTRESSED
REPORT OF INDEPENDENT ACCOUNTANTS              SECURITIES FUND, INC.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Distressed Securities Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Distressed Securities Fund, Inc. (the 'Fund') at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period March 26, 1996 through November 30, 1996 were audited by other independent accountants, whose opinion dated January 10, 1997 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 25, 1999

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: WELL BELOW INVESTMENT GRADE SECURITIES. CONSIDERABLE UNCERTAINTY EXISTS AS TO TIMELY PAYMENT OF PRINCIPAL, INTEREST OR PREFERRED DIVIDENDS. PROTECTION FACTORS ARE NARROW AND RISK CAN BE SUBSTANTIAL WITH UNFAVORABLE
ECONOMIC/INDUSTRY CONDITIONS, AND/OR WITH UNFAVORABLE COMPANY DEVELOPMENTS.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying a greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

                                 [LINE GRAPH]

              Value of $1.00 invested on 1/1/26 through 12/31/98


       Small Stocks  -- $5,116.95             Long-Term Bonds -- $44.18
       Common Stocks -- $2,350.89             Treasury Bills  -- $14.94
                                              Inflation       -- $ 9.16

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.
Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.
Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


         HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

  YEAR                   1988   1989   1990  1991  1992  1993   1994  1995  1996   1997  1998
 ---------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  TREASURY
  BONDS/1/               7.0%  14.4%   8.5%  15.3% 7.2%  10.7% (3.4)% 18.4% 2.7%   9.6%  10.0%
 ---------------------------------------------------------------------------------------------
  U.S.GOVERNMENT
  MORTGAGE
  SECURITIES/2/          8.7%  15.4%  10.7%  15.7% 7.0%  6.8%  (1.6)% 16.8% 5.4%   9.5%  7.0%
 ---------------------------------------------------------------------------------------------
  U.S. INVESTMENT GRADE
  CORPORATE BONDS/3/     9.2%  14.1%   7.1%  18.5% 8.7%  12.2% (3.9)% 22.3% 3.3%  10.2%  8.6%
 ---------------------------------------------------------------------------------------------
  U.S. HIGH YIELD
  BONDS/4/               12.5%  0.8%  (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2% 11.4% 12.8%  1.6%
 ---------------------------------------------------------------------------------------------
  WORLD GOVERNMENT
  BONDS/5/               2.3%  (3.4)% 15.3%  16.2% 4.8%  15.1%  6.0%  19.6% 4.1%  (4.3)% 5.3%
 ---------------------------------------------------------------------------------------------
  DIFFERENCE BETWEEN
  HIGHEST AND LOWEST     10.2   18.8   24.9  30.9  11.0  10.3   9.9    5.5   8.7   17.1   8.4
  RETURNS PERCENT

-------
/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over
 150 public issues of the U.S. Treasury having maturities of at least one year. /2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                         This chart shows the growth of a
This chart illustrates the               hypothetical $10,000 investment made
performance of major world stock         in the stocks representing the S&P
markets for the period from              500 stock index with and without
December 31, 1985 through December       reinvested dividends.
31, 1998. It does not represent the
performance of any Prudential                [LINE GRAPH APPEARS HERE]
Mutual Fund.
                                         Capital Appreciation and
  AVERAGE ANNUAL TOTAL RETURNS OF           Reinvesting Dividends  -- $391,707
    MAJOR WORLD STOCK MARKETS
(12/31/85-12/31/98)(IN U.S. DOLLARS)     Capital Appreciation only -- $133,525

Belgium                   22.7%
Spain                     22.5%      Source: Lipper, Inc. Used with
Netherlands               20.8%      permission. All rights reserved. This
Sweden                    19.9%      chart is used for illustrative
Switzerland               18.3%      purposes only and is not intended to
USA                       18.1%      represent the past, present or future
Hong Kong                 17.8%      performance of any Prudential Mutual
France                    17.4%      Fund. Common stock total return is
UK                        16.7%      based on the Standard & Poor's 500
Germany                   13.4%      Stock Index, a market-value-weighted
Austria                    8.9%      index made up of 500 of the largest
Japan                      6.5%      stocks in the U.S. based upon their
                                     stock market value. Investors cannot
                                     invest directly in indices.

Source: Morgan Stanley Capital
International (MSCI) and Lipper,
Inc. as of 12/31/98. Used with
permission. Morgan Stanley Country
indices are unmanaged indices which
include those stocks making up the
largest two-thirds of each
country's total stock market
capitalization. Returns reflect the
reinvestment of all distributions.
This chart is for illustrative
purposes only and is not indicative
of the past, present or future
performance of any specific
investment. Investors cannot invest
directly in stock indices.

                  ------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                         WORLD TOTAL -- $15.8 TRILLION

                                 [PIE CHART]

                              U.S.              51.0%
                              EUROPE            34.7%
                              PACIFIC BASIN     12.5%
                              CANADA             1.8%


                     Source: Morgan Stanley Capital
                     International, December 31, 1998. Used
                     with permission. This chart represents
                     the capitalization of major world
                     stock markets as measured by the
                     Morgan Stanley Capital International
                     (MSCI) World Index. The total market
                     capitalization is based on the value
                     of approximately 1577 companies in 22
                     countries (representing approximately
                     60% of the aggregate market value of
                     the stock exchanges). This chart is
                     for illustrative purposes only and
                     does not represent the allocation of
                     any Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                 [LINE CHART]

------------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Pruden-tial Mutual Funds. Unless otherwise indicated, the information is as of Decem-ber 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities broker-age, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major is-suer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its busi-ness areas. Prudential uses the rock of Gibraltar as its symbol. The Pruden-tial rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people world-wide. Long one of the largest issuers of life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in as-sets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked 8th in terms of total assets under management as of De-cember 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates, is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 of-fices across the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first feder-ally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership./3/

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidi-ary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.
--------
/1/PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/As of December 31, 1997.

/3/On December 10, 1998 Prudential announced its intention to sell Prudential
  Health Care to Aetna, Inc. for $1 billion.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of November 30, 1998 Prudential Investments Fund Management is the eigh-teenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable an-nuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment port-folios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Addi-tionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approx-imately 200 issues held in the Prudential High Yield Fund (currently the larg-est fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./4/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and mu-nicipal bond markets--from IBM to small municipalities, such as Rockaway Town-ship, New Jersey. These analysts consider among other things sinking fund pro-visions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mu-tual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government secu-rities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.



INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annui-ties. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer ac-counts were opened each month at Prudential Securities./5/
--------

/4/As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

/5/As of December 31, 1998.

                                     III-2

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

  In addition to training, Prudential Securities provides its financial advi-sors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall finan-cial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, in-cluding charges and expenses, call your Prudential Securities financial ad-viser or Pruco/Prudential representative for a free prospectus. Read it care-fully before you invest or send money.

                                     III-3

                               OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a) (1) Articles of Incorporation, incorporated by reference to Exhibit 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on January 16, 1996.

       (2) Articles Supplementary, incorporated by reference to Exhibit
       (a)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.

       (3) Articles Supplementary.*

    (b) By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on January 16, 1996.

    (c) Instruments defining rights of shareholders incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on January 16, 1996.

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on September 6, 1996.
      (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on September 6, 1996.

    (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.

      (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.

    (g) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on September 6, 1996.

    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on September 6, 1996.

    (i) Opinion of Gardner, Carton & Douglas, incorporated by reference to
        Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on February 16, 1996.

    (j) Consent of Independent Accountants.*

    (l) Purchase Agreement, incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on February 16, 1996.

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No.333-00203) filed via EDGAR on December 14, 1998.

      (2) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No.333-00203) filed via EDGAR on December 14, 1998.

      (3) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No.333-00203) filed via EDGAR on December 14, 1998.

    (n)Financial Data Schedules.*

    (o)Amended Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.
--------
 *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

  Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position of Section 17(h) advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance; and

    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME        POSITION WITH PIFM                         PRINCIPAL OCCUPATION
----        ------------------                         --------------------


Robert F.   Executive Vice President      Vice President, Prudential; Executive Vice
Gunia       and Treasurer                  President and Treasurer, PIFM; Senior Vice
                                           President, Prudential Securities
Neil A.     Executive Vice President      Executive Vice President and Director of
McGuinness                                 Marketing, Prudential Mutual Funds &
                                           Annuities (PMF&A);
                                           Executive Vice President, PIFM
Brian       Officer in Charge, President, President, PMF&A; Officer-in Charge,
Storms      Chief Executive Officer and    President, Chief Executive Officer and Chief
            Chief Operating Officer        Operating Officer, PIFM


Robert J.   Executive Vice President      Executive Vice President, PMF&A, Executive
Sullivan                                   Vice President, PIFM

  (b) The Prudential Investment Corporation

  See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND
ADDRESS     POSITION WITH PIC                       PRINCIPAL OCCUPATIONS
--------    -----------------                       ---------------------
E. Michael  Chairman of the Board,      Chief Executive Officer of Prudential Invest-
Caulfield   President and Chief          ments (PIC) of The Prudential Insurance Com-
            Executive Officer and        pany of America (Prudential)
            Director
John R.     Vice President and Director President of Private Asset Management Group
Strangfeld                               of Prudential; Senior Vice President, Pru-
                                         dential; Vice President and Director PIC

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

  (b) Information concerning the officers and directors of PIMS is set forth below.

                        POSITIONS AND
                        OFFICES WITH                    POSITIONS AND OFFICES
 NAME(/1/)              UNDERWRITER                     WITH REGISTRANT
 ---------              -------------                   ---------------------
 E. Michael Caulfield.  President                       None
 Mark R. Fetting......  Executive Vice President        None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey
  07102
 Jean D. Hamilton.....  Executive Vice President        None
 Ronald P. Joelson....  Executive Vice President        None
 Brian M. Storms......  Executive Vice President        President and Director
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey
  07102
 John R. Strangfeld,    Executive Vice President        None
  Jr. ................
 Mario A. Mosse ......  Senior Vice President and       None
                         Chief Operating Officer
 Scott S. Wallner.....  Vice President, Secretary and   None
                         Chief Legal Officer
 Michael G.             Vice President, Comptroller     None
  Williamson..........   and Chief Financial Officer
 C. Edward Chaplin....  Treasurer                       None

--------

(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, NJ 07102, unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund
Services LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Not applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Regis-tration Statement to be signed by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of January, 1999.

                          PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

                             /s/ Brian M. Storms
                          By_________________________________
                             BRIAN M. STORMS PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE                                   DATE
---------                    -----                                   ----
/s/ Grace C. Torres          Treasurer and Principal           January 28, 1999
---------------------------   Financial and Accounting Officer
  GRACE C. TORRES
/s/ Edward D. Beach          Director                          January 28, 1999
---------------------------
  EDWARD D. BEACH
/s/ Delayne D. Gold          Director                          January 28, 1999
---------------------------
  DELAYNE D. GOLD
/s/ Robert F. Gunia          Director                          January 28, 1999
---------------------------
  ROBERT F. GUNIA
/s/ Douglas H. McCorkindale  Director                          January 28, 1999
---------------------------
  DOUGLAS H. MCCORKINDALE
/s/ Mendel A. Melzer         Director                          January 28, 1999
---------------------------
  MENDEL A. MELZER
/s/ Thomas T. Mooney         Director                          January 28, 1999
---------------------------
  THOMAS T. MOONEY
/s/ Stephen P. Munn          Director                          January 28, 1999
---------------------------
  STEPHEN P. MUNN
/s/ Richard A. Redeker       Director                          January 28, 1999
---------------------------
  RICHARD A. REDEKER
/s/ Robin B. Smith           Director                          January 28, 1999
---------------------------
  ROBIN B. SMITH
/s/ Brian M. Storms          President and Director            January 28, 1999
---------------------------
  BRIAN M. STORMS
/s/ Louis A. Weil, III       Director                          January 28, 1999
---------------------------
  LOUIS A. WEIL, III
/s/ Clay T. Whitehead        Director                          January 28, 1999
---------------------------
  CLAY T. WHITEHEAD

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

                                 EXHIBIT INDEX

 EXHIBIT NUMBER                           DESCRIPTION
 --------------                           -----------
      (a)(1)    Articles of Incorporation, incorporated by reference to Exhibit
                1 to the Registration Statement on Form N-1A (File No.
                333-00203) filed via EDGAR on January 16, 1996.
         (2)    Articles Supplementary, incorporated by reference to Exhibit
                (a)(2) to Post-Effective Amendment No. 4 to the Registration
                Statement on Form N-1A (File No. 333-00203) filed via EDGAR on
                December 14, 1998.

         (3)    Articles Supplementary.*
      (b) By-Laws, incorporated by reference to Exhibit 2 to the Regis-tration Statement on Form N-1A (File No. 333-00203) filed via
                EDGAR on January 16, 1996.
      (c) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-
                1A (File No. 333-00203) filed via EDGAR on January 16, 1996.
      (d)(1) Management Agreement between the Registrant and Prudential Mu-tual Fund Management, Inc., incorporated by reference to Ex-hibit 5(a) to Post-Effective Amendment No. 1 to the Registra-tion Statement on Form N-1A (File No. 333-00203) filed via ED-
                GAR on September 6, 1996.
         (2) Subadvisory Agreement between Prudential Mutual Fund Manage-ment, Inc. and The Prudential Investment Corporation, incorpo-rated by reference to Exhibit 5(b) to Post-Effective Amendment
                No. 1 to the Registration Statement on Form N-1A (File No. 333-
                00203) filed via EDGAR on September 6, 1996.
      (e)(1)    Distribution Agreement between the Registrant and Prudential
                Investment Management Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4 to the Reg-istration Statement on Form N-1A (File No. 333-00203) filed via
                EDGAR on December 14, 1998.
         (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 4 to the Regis-tration Statement on Form N-1A (File No. 333-00203) filed via
                EDGAR on December 14, 1998.
      (g) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to the Registration Statement on
                Form N-1A (File No. 333-00203) filed via EDGAR on September 6,
                1996.
      (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by ref-erence to Exhibit 9 to Post-Effective Amendment No. 1 to the
                Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on September 6, 1996.
      (i) Opinion of Gardner, Carton & Douglas, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the
                Registration Statement on Form N-1A (File No. 333-00203) filed via EDGAR on February 16, 1996.
      (j)       Consent of independent accountants.*
      (l) Purchase Agreement, incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on
                Form N-1A (File No. 333-00203) filed via EDGAR on February 16,
                1996.
      (m)(1)    Amended and Restated Distribution and Service Plan for Class A
                Shares, incorporated by reference to Exhibit (m)(1) to Post-Ef-fective Amendment No. 4 to the Registration Statement on Form
                N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.
         (2)    Amended and Restated Distribution and Service Plan for Class B
                Shares, incorporated by reference to Exhibit (m)(2) to Post-Ef-fective Amendment No. 4 to the Registration Statement on Form
                N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.
         (3)    Amended and Restated Distribution and Service Plan for Class C
                Shares, incorporated by reference to Exhibit (m)(3) to Post-Ef-fective Amendment No. 4 to the Registration Statement on Form
                N-1A (File No. 333-00203) filed via EDGAR on December 14, 1998.
      (n)       Financial Data Schedules.*
      (o)       Amended Rule 18f-3 Plan, incorporated by reference to Exhibit
                (o) to Post-Effective Amendment No. 4 to the Registration
                Statement on Form N-1A (File No. 333-00203) filed via EDGAR on
                December 14, 1998.

--------
* Filed herewith.